Other Income	9 Months Ended
Sep. 30, 2012
Other Income

6. Other Income

In November 2010, the Company received total cash grants of $1.0 million from the Internal Revenue Service under Section 48D of the Internal Revenue Code for the Qualified Therapeutic Discovery Project Program. The grants relate to certain research and development costs the Company incurred in 2009 in connection with its programs. As of December 31, 2010, the Company had incurred the associated expenses underlying the qualified investment and received certification from the Department of Treasury for each project awarded. As of December 31, 2010, there were no remaining performance obligations associated with the grants. The $1.0 million received has been included within other income (expense), net in the accompanying statement of comprehensive loss for the year ended December 31, 2010.